Securities Act File No. 333-48117
                                           Investment Company File No. 811-08703

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ---------------
                                    FORM N-2
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933         /X/
                          PRE-EFFECTIVE AMENDMENT NO. 1          /X/
                          POST-EFFECTIVE AMENDMENT NO.           / /
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940          /X/
                                 AMENDMENT NO. 1                 /X/

                        (Check appropriate box or boxes)
                                ---------------
                       DREYFUS HIGH YIELD STRATEGIES FUND
               (Exact Name of Registrant as Specified in Charter)

                    200 Park Avenue, New York, New York 10166
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, Including Area Code:
                                 1-888-338-8084
                                ---------------
                                 Mark N. Jacobs
                                 General Counsel
                             The Dreyfus Corporation
                                Legal Department
                        200 Park Avenue - 8th Floor West
                            New York, New York 10166
                     (Name and address of agent for service)
                                ---------------
                                   Copies to:


     Thomas A. Hale                                  Clifford J. Alexander
  Skadden, Arps, Slate,                           Kirkpatrick & Lockhart LLP
Meagher & Flom (Illinois)                         1800 Massachusetts Avenue
    333 Wacker Drive                                       Second Floor
 Chicago, Illinois 60606                              Washington, DC 20036

                                ---------------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.
                                ---------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
=======================================================================================================

                                                    Proposed          Proposed
                               Amount Being         Maximum           Aggregate          Amount of
                               Registered(1)     Offering Price   Maximum Offering    Registration Fee
                                                    per Unit          Price(1)
------------------------------------------------------------------------------------------------------
Shares of Beneficial Interest   57,500,000           $15.00         $862,500,000       $254,438*
------------------------------------------------------------------------------------------------------

*$20,355.00 has been previously paid


(1)Includes 7,500,000 Shares which may be offered by the Underwriters pursuant to an option to cover over allotments.

=======================================================================================================

                       Dreyfus High Yield Strategies Fund

                  Cross Reference Sheet Pursuant to Rule 404(c)
                        Under the Securities Act of 1933

Parts A and B of the Prospectus*

Item No.        Registration Statement Caption                Location in Prospectus
--------        ------------------------------                ----------------------

      1         Outside Front Cover.........................  Outside Front Cover
      2         Inside Front and Outside back Cover Page....  Inside Front and Outside Back Cover
                                                              Page
      3         Fee Table and Synopsis......................  Prospectus Summary; Expenses
                                                              Summary
      4         Financial Highlights........................  Not Applicable
      5         Plan of Distribution........................  Cover Page; Outside Front Cover
                                                              Page; Prospectus Summary;
                                                              Underwriting
      6         Selling Shareholders........................  Not Applicable
      7         Use of Proceeds.............................  Outside Front Cover; Inside Front
                                                              Cover; Prospectus Summary; Use of
                                                              Proceeds; Investment Restrictions
      8         General Description of Registrant...........  Outside Front Cover; Inside Front
                                                              Cover; Prospectus Summary; The
                                                              Fund; Investment Practices; Special
                                                              Considerations and Risk Factors;
                                                              Investment Restrictions; Dividends
                                                              and Distributions; Taxes; Portfolio
                                                              Transactions; Determination of Net
                                                              Asset Value
      9        Management..................................   Inside Front Cover; Prospectus
                                                              Summary; Management of the Fund;
                                                              Investment Adviser; Trustees and
                                                              Officers of the Fund; Investment
                                                              Management Contract; Portfolio
                                                              Transactions; Custodian; Transfer
                                                              Agent, Shareholder Servicing Agent,
                                                              Custodian and Transfer and
                                                              Dividend Paying Agent;
      10.      Capital Stock, Long-term Debt, and Other
               Securities..................................   Prospectus Summary; Dividends and
                                                              Distributions; Taxes; Automatic
                                                              Dividend Reinvestment Plan
      11       Defaults and Arrears on Senior Securities...   Not Applicable
      12       Legal Proceedings...........................   Not Applicable
      13.      Table of Contents of Statement of Additional


               Information.................................   Not Applicable
      14       Cover Page..................................   Not Applicable
      15       Table of Contents...........................   Not Applicable
      16       General Information.........................   Not Applicable
      17       Investment Objectives and Policies..........   Outside Front Cover; Inside Front
                                                              Cover; Prospectus Summary;
                                                              Restrictions; Investment
                                                              Considerations and Risks
      18       Management..................................   Trustees and Officers of the Fund
      19.      Control Persons and Principal Holders of
               Securities..................................   Not Applicable
      20       Investment and Advisory and Other Services..   Prospectus Summary; Investment
                                                              Advisor; Trustees and Officers of the
                                                              Fund; Management Contract;
                                                              Portfolio Transactions; Shareholder
                                                              Servicing Agent, Custodian and
                                                              Transfer and Dividend Paying Agent
      21       Brokerage Allocation and Other Practices....   Portfolio Transactions
      22       Tax Status..................................   Dividends and Distributions; Taxes;
                                                              Independent Auditor's Report
      23       Financial Statements........................   Not Applicable

----------------
*Pursuant to General Instruction H of Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus.

PART C

          The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                      SHARES

                   LOGO  DREYFUS HIGH YIELD STRATEGIES FUND

                               ----------------

  Dreyfus High Yield Strategies Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is to seek high current income. The Fund will also seek capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. Under normal market conditions, the Fund will invest at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Ratings Group or comparably rated by another nationally recognized securities organization) or in unrated income securities that The Dreyfus Corporation ("Dreyfus"), the Fund's investment manager, determines to be of comparable quality. The Fund may invest up to 25% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units. There is no assurance that the Fund will achieve its objectives.

  Investments in lower grade securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest. As a non-diversified investment company, the Fund may invest a greater portion of its assets in a small number of issuers. The Fund may engage in various portfolio strategies to seek to enhance income and hedge its portfolio against investment and interest rate risks, including the use of leverage and the use of derivative financial instruments. The Fund is designed for investors willing to assume additional risk in return primarily for the potential for high current income and secondarily capital growth. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Investors should carefully assess the risks associated with an investment in the Fund. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS."

                               ----------------

  THESE SECURITIES HAVE NOT BEEN  APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
   COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR
      ANY STATE SECURITIES  COMMISSION PASSED UPON  THE ACCURACY OR
       ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                     THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                    Price to                    Proceeds to
                                                     Public     Sales Load (1)    Fund (2)
-------------------------------------------------------------------------------------------
Per Share......................................      $15.00          None          $15.00
-------------------------------------------------------------------------------------------
Total..........................................      $               None          $
-------------------------------------------------------------------------------------------
Total Assuming Full Exercise of Over-Allotment
 Option (3)....................................      $               None          $
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

                                              (Footnotes on the following page)

                               ----------------

  The Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part. It is expected that delivery of the Shares will be made in New York City on or about April 29, 1998.

                               ----------------

PAINEWEBBER INCORPORATED
            MERRILL LYNCH & CO.
                        SALOMON SMITH BARNEY
                                    FAHNESTOCK & CO. INC.
                                                        INTERSTATE/JOHNSON LANE
                                                         CORPORATION

                               ----------------

              THE DATE OF THIS PROSPECTUS IS APRIL 23, 1998.

  IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE SHARES OF THE FUND AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, IN THE NASDAQ MARKET OR OTHERWISE. SUCH STABILIZATION, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                               ----------------

(Continued from Cover Page)

  Dreyfus will serve as investment manager to the Fund. The Fund's address is 200 Park Avenue, New York, New York 10166, and its telephone number is 1-888-338-8084.

  At times, the Fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Fund intends to utilize financial leverage in an initial amount equal to approximately 25% of its total assets (including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to common shareholders than that obtainable over time with an unleveraged capital structure. Use of financial leverage creates an opportunity for increased income and capital growth for the common shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS--LEVERAGE."

  The Fund is offering its shares of beneficial interest, par value $.001 per share (the "Shares"). Prior to this offering, there has been no market for the Fund's Shares. The Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange under the symbol "DHF." Shares of closed-end management investment companies have in the past frequently traded at discounts from their net asset values and the Fund's Shares may likewise trade at such a discount. The risks associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of a closed-end management investment company soon after completion of an initial public offering of the company's shares. The minimum investment in this offering is 100 Shares ($1,500). This Prospectus sets forth in concise form information about the Fund that a prospective investor should know before investing in the Fund. Investors are advised to read this Prospectus carefully and to retain it for future reference.

  The Fund's Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               ----------------

(Footnotes from cover page)

(1) Dreyfus or an affiliate (not the Fund) from its own assets will pay a commission to the Underwriters in the amount of 5% of the Price to Public per Share in connection with the sale of the Shares offered hereby. The Fund and Dreyfus have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933. See "Underwriting."

(2) Before deducting organizational and offering expenses payable by the Fund, including payment of $250,000 to the Underwriters in partial reimbursement of their expenses, estimated at $61,000 and $1,039,000, respectively. Offering expenses will be deducted from net proceeds, and organizational expenses will be capitalized and amortized against income over a five-year period.
(3) Assuming exercise in full of the 60-day option granted by the Fund to the
    Underwriters to purchase up to     additional Shares, on the same terms,
    solely to cover over-allotments. See "Underwriting."

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus. Investors should carefully consider information set forth under the heading "Risk Factors and Special Considerations."

THE FUND....................  Dreyfus High Yield Strategies Fund ("Fund") is a
                              newly organized, non-diversified, closed-end man-agement investment company. The Fund is managed by The Dreyfus Corporation ("Dreyfus"). See "The Fund."

THE OFFERING................  The Fund is offering     Shares of Beneficial In-
                              terest, par value $.001 per share ("Shares"),
                              through a group of underwriters ("Underwriters")
                              led by PaineWebber Incorporated, Merrill Lynch,
                              Pierce, Fenner & Smith Incorporated, Salomon
                              Smith Barney,Fahnestock & Co. Inc., and
                              Interstate/Johnson Lane Corporation. The Under-
                              writers have been granted an option to purchase
                              up to     additional Shares solely to cover over-
                              allotments, if any. The initial public offering price is $15 per share. The minimum investment in the offering is 100 Shares ($1,500). See "Under-writing."

NO SALES CHARGE.............  The Shares will be sold during the initial public offering without any sales load or underwriting discounts payable by investors or the Fund. Drey-fus or an affiliate (not the Fund) from its own assets will pay a commission to the Underwriters in connection with sales of the Shares in this offering. See "Underwriting."

INVESTMENT OBJECTIVES AND     The Fund's primary investment objective is to
 POLICIES...................  seek high current income. The Fund will also seek capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The Fund is designed for in-vestors willing to assume additional risk in re-turn for the potential for high current income and capital growth. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its objec-tives.

                              Under normal market conditions, the Fund will in-vest at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody's Invest-ors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Group ("S&P") or comparably rated by another nationally recognized securities organization (each, a "Rating Agen-cy")) or in unrated income securities that Drey-fus determines to be of comparable quality. Lower grade income securities are commonly known as "junk bonds." The Fund may invest up to 25% of its total assets in securities of issuers domi-ciled outside the United States or that are de-nominated in various foreign currencies and mul-tinational currency units. The Fund may also in-vest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or otherwise in default or in significant risk of being in default ("Distressed Securities"). The Fund may engage in various portfolio strategies to seek to enhance income and hedge its portfo-lio against investment and interest rate risks, including the use of leverage and the use of de-rivative financial instruments. Of course, there can be no assurance that the Fund's strategies will be successful. The Fund is designed for in-vestors willing to assume additional risk in re-turn primarily for the potential for high current income and secondarily capital growth. An invest-ment in the Fund may be speculative in that it involves a high degree of risk.

                              At times, the Fund expects to utilize financial leverage through borrowings, including the issu-ance of debt securities, or the issuance of pre-ferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Fund intends to utilize financial leverage in an initial amount equal to approximately 25% of its total assets (including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to hold-ers of Shares ("Shareholders") than that obtain-able over time with an unleveraged capital struc-ture. Use of financial leverage creates an oppor-tunity for increased income and capital growth for the Shareholders but, at the same time, cre-ates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Risk Factors and Special Considerations--Lever-age."

                              In selecting investments for the Fund's portfo-lio, Dreyfus will seek to identify issuers and industries that Dreyfus believes are likely to experience stable or improving financial condi-tions. Dreyfus believes that this strategy should enhance the Fund's ability to earn high current income while also providing opportunities for capital growth. Dreyfus's analysis may include consideration of general industry trends, the is-suer's managerial strength, changing financial condition, borrowing requirements or debt matu-rity schedules, and its responsiveness to changes in business conditions and interest rates. Drey-fus may also consider relative values based on anticipated cash flow, interest or dividend cov-erage, asset coverage and earnings prospects. Of course there can be no assurances that this strategy will be successful.

                              The Fund will seek its secondary objective of capital growth by investing in securities that Dreyfus expects may appreciate in value as a re-sult of favorable developments affecting the business or prospects of the issuer, which may improve the issuer's financial condition and credit rating, or as a result of declines in long-term interest rates.

                              In certain market conditions, Dreyfus may deter-mine that securities rated investment grade (i.e., at least Baa by Moody's or BBB by S&P or comparably rated by another Rating Agency) offer significant opportunities for high income and capital growth. In such conditions, the Fund may invest less than 65% of its total assets in lower grade income securities of U.S. issuers. In addi-tion, the Fund may implement various temporary "defensive" strategies at times when Dreyfus de-termines that conditions in the markets make pur-suing the Fund's basic investment strategy incon-sistent with the best interests of its Sharehold-ers. These strategies may include investing all or a portion of the Fund's assets in higher-qual-ity debt securities. See "Investment Objectives and Policies."

INVESTMENT MANAGER AND
 ADMINISTRATOR..............
                              Dreyfus is the Fund's investment manager and ad-ministrator. Dreyfus provides investment manage-ment and/or administration services to the Drey-fus Family of Funds. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon Bank"). As of December 31, 1997, aggregate assets under the management of Mellon Bank and its affiliates worldwide exceeded $305 billion. The companies comprising Mellon Bank and its affiliates are di-rect and indirect subsidiaries of Mellon Bank Corporation. As of March 31, 1998, Dreyfus man-aged or administered assets of approximately $100 billion.

LISTING.....................
                              Prior to this offering, there has been no market for the Shares. The Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange, Inc. ("NYSE") under the symbol "DHF," subject to notice of issuance.

DIVIDENDS AND OTHER           The Fund intends to pay monthly distributions to
 DISTRIBUTIONS..............  Shareholders from net investment income. The ini-
                              tial distribution to Shareholders is expected to be paid approximately 60 days after the comple-tion of the offering of the Fund's Shares. See
                              "Dividends and Other Distributions."

AUTOMATIC DIVIDEND
 REINVESTMENT PLAN..........  The Fund has established an Automatic Dividend
                              Reinvestment Plan (the "Plan"). Under the Plan, all dividend and capital gain distributions will be automatically reinvested in additional Shares of the Fund either purchased in the open market or issued by the Fund if the Shares are trading at or above their net asset value, in either case unless the Shareholder elects to receive cash. Shareholders who intend to hold their Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. See "Automatic Dividend Reinvestment Plan."

STOCK REPURCHASES AND
 TENDER OFFERS; CONVERSION
 TO OPEN-END INVESTMENT
 COMPANY....................
                              In recognition of the possibility that the Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Shareholders, the Fund's Board of Trustees, in consultation with Dreyfus, from time to time may review the possibility of open market repurchases or tender offers for Shares at net asset value. There can be no assurance that the Board of Trustees will decide to undertake either of these actions or that, if undertaken, such actions would result in the Shares trading at a price equal to or close to net asset value per Share. The Board of Trustees from time to time also may consider the conversion of the Fund to an open-end investment company. See "Description of Shares."

INVESTMENT MANAGEMENT AND
 ADMINISTRATION FEE.........
                              As the Fund's investment manager, Dreyfus will determine the composition of the Fund's portfo-lio, place all orders for the purchase and sale of securities and for other transactions, and oversee the settlement of the Fund's securities and other portfolio transactions. Dreyfus will also provide administration services to the Fund. These will include, among other things, furnish-ing office space, arranging for persons to serve as Fund officers, preparing or assisting in pre-paring materials for Shareholders and regulatory bodies and overseeing the provision to the Fund of custodial and accounting services. For these investment management and administration servic-es, the Fund will pay Dreyfus a monthly fee at the annual rate of .90% of the Fund's average weekly value of the total assets of the Fund mi-nus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets"). This fee is higher than fees paid by other comparable invest-ment companies. During periods in which the Fund is utilizing financial leverage, the management and administration fee, which is payable to Drey-fus as a percentage of the Fund's Managed Assets, will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Fund's Managed Assets including those purchased with leverage. See "Management of the Fund."

SHAREHOLDER SERVICING
 AGENT, CUSTODIAN AND
 TRANSFER AND DIVIDEND
 DISBURSING AGENT...........
                              PaineWebber Incorporated will act as Shareholder Servicing Agent for the Fund. The Fund will pay a monthly fee at the annual rate of .10% of the Fund's average weekly Managed Assets (as defined above) for such services. Mellon Bank, the parent company of Dreyfus, will act as custodian for the Fund and may employ sub-custodians outside the U.S. approved by the Trustees of the Fund in ac-cordance with regulations of the Securities and Exchange Commission. ChaseMellon Shareholder Services, LLC will act as the Fund's Transfer and Dividend Disbursing Agent. See "Shareholder Ser-vicing Agent, Custodian and Transfer and Dividend Disbursing Agent."

RISK FACTORS AND SPECIAL
 CONSIDERATIONS.............  Investors are advised to consider carefully the special risks involved in investing in the Fund.

                              General. The Fund is a newly organized, non-di-versified, closed-end management investment com-pany and has no operating history. Shares of closed-end management investment companies fre-quently trade at a discount from their net asset value. This risk of loss associated with this characteristic may be greater for investors ex-pecting to sell their Shares in a relatively short period after completion of the public of-fering. Accordingly, the Shares are designed pri-marily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's Shares will fluctu-ate with interest rate changes as well as with price changes of the Fund's portfolio securities and these fluctuations are likely to be greater during periods in which the Fund utilizes a leveraged capital structure. See "Other Invest-ment Practices--Leverage."

                              Lower Grade Securities. Lower grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such secu-rities involves substantial risk. Lower grade se-curities are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated secu-rities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During pe-riods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be ad-versely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of addi-tional financing. Therefore, there can be no as-surance that in the future there will not exist a higher default rate relative to the rates cur-rently existing in the market for lower grade se-curities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to Distressed Securities, discussed below, the lower grade securities in which the Fund may in-vest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur af-ter the Fund purchases a particular security, in which case the Fund may experience losses and in-cur costs.

                              Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to Shareholders.

                              Lower grade securities tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed-income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. Recently, demand for lower grade securities has increased signifi-cantly and the difference between the yields paid by lower grade securities and investment grade bonds (i.e., the "spread") has narrowed. To the extent this differential increases, the value of lower grade securities in the Fund's portfolio could be adversely affected.

                              Like higher-rated fixed-income securities, lower grade securities generally are purchased and sold through dealers who make a market in such securi-ties for their own accounts. However, there are fewer dealers in the lower grade securities mar-ket, which market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by vari-ous dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult to acquire lower grade securi-ties appropriate for investment by the Fund. Ad-verse economic conditions and investor percep-tions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause the prices the Fund receives for its lower grade securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its port-folio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio instruments than in the case of instruments trading in a more liquid market. In addition, the Fund may incur additional expense to the extent that it is required to seek recov-ery upon a default on a portfolio holding or to participate in the restructuring of the obliga-tion. See "Investment Objectives and Policies."

                              Distressed Securities. The Fund may invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or other-wise in default as to the repayment of principal and/or payment of interest at the time of acqui-sition by the Fund or are rated in the lower rat-ing categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of Dreyfus of equivalent quality ("Dis-tressed Securities"). Investment in Distressed Securities is speculative and involves signifi-cant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordi-nary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital growth through investment in Distressed Securities, the Fund's ability to achieve current income for its Shareholders may be diminished.

                              Leverage. The use of leverage by the Fund creates an opportunity for increased net income and capi-tal growth for the Shares, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the holders of Shares with a potentially higher re-turn. Leverage creates risks for holders of Shares including the likelihood of greater vola-tility of net asset value and market price of the Shares and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the re-turn to the holders of Shares. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Share-holders as dividends and other distributions will be reduced. In the latter case, Dreyfus in its best judgment may nevertheless determine to main-tain the Fund's leveraged position if it deems such action to be appropriate under the circum-stances. During periods in which the Fund is utilizing financial leverage, the investment man-agement and administration fee, which is payable to Dreyfus as a percentage of the Fund's Managed Assets, will be higher than if the Fund did not utilize a leveraged capital structure. Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agree-ments, including those relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on invest-ments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Invest-ment Company Act of 1940, as amended (the "In-vestment Company Act"). It is not anticipated that these covenants or guidelines will impede Dreyfus in managing the Fund's portfolio in ac-cordance with the Fund's investment objectives and policies. The Fund at times may borrow from affiliates of Dreyfus, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. As discussed under "Management of the Fund," the fee paid to Dreyfus will be calcu-lated on the basis of the Fund's assets including proceeds from borrowings for leverage and the is-suance of preferred shares. See "Other Investment Policies--Leverage."

                              Foreign Securities. The Fund may invest up to 25% of its total assets in securities of issuers dom-iciled outside of the United States or that are denominated in various foreign currencies and multinational foreign currency units. Investing in securities of foreign entities and securities denominated in foreign currencies involves cer-tain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal sys-tems and the possible imposition of exchange con-trols or other foreign governmental laws or re-strictions. Securities prices in different coun-tries are subject to different economic, finan-cial, political and social factors. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such curren-cies. The Fund may engage in certain transactions to hedge the currency-related risks of investing in non-U.S. dollar denominated securities. See "Other Investment Practices." In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, con-fiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic prod-uct, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of pay-ments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

                              As a result of these potential risks, Dreyfus may determine that, notwithstanding otherwise favora-ble investment criteria, it may not be practica-ble or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Dreyfus, have had no or limited prior experience.

                              Other Investment Management Techniques. The Fund may use various other investment management tech-niques that also involve special considerations, including engaging in interest rate transactions, utilization of options and futures transactions, making forward commitments and lending its port-folio securities. For further discussion of these and other practices and the associated risks and special considerations, see "Other Investment Policies."

                              Illiquid Securities. The Fund may invest in secu-rities for which no readily available market ex-ists or which are otherwise illiquid. The Fund may not be able readily to dispose of such secu-rities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illi-quidity, the Fund may have to sell other invest-ments or engage in borrowing transactions if nec-essary to raise cash to meet its obligations.

                              Non-Diversified Status. The Fund is classified as a "non-diversified" management investment company under the Investment Company Act, which means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "di-versified" management investment company. Accord-ingly, the Fund may be subject to greater risk with respect to its portfolio securities than a management investment company that is "diversi-fied" because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Shares.

                              Market Price, Discount and Net Asset Value of Shares. Shares of closed-end management invest-ment companies in the past frequently have traded at a discount to their net asset values. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors purchasing Shares in the initial public offering and expecting to sell the Shares soon after the completion thereof. Whether in-vestors will realize gains or losses upon the sale of Shares will not depend directly upon the Fund's net asset value, but will depend upon the market price of the Shares at the time of sale. Since the market price of the Shares will be de-termined by such factors as relative demand for and supply of the Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value or at, below or above the initial offering price. The Shares are de-signed primarily for long-term investors, and in-vestors in the Shares should not view the Fund as a vehicle for trading purposes. See "Risk Factors and Special Considerations" and "Description of Shares."

                              Anti-Takeover Provisions. The Fund's Declaration of Trust contains provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's Trustees or Shareholders to amend the Declaration of Trust. These provisions of the Declaration of Trust may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the Sharehold-ers of opportunities to sell their Shares at a premium over prevailing market prices by discour-aging a third party from seeking to obtain con-trol of the Fund in a tender offer or similar transaction. See "Investment Objectives and Poli-cies," "Risk Factors and Special Considerations" and "Description of Shares."

                                   FEE TABLE

  The following tables are intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)..........................  None
Automatic Dividend Reinvestment Plan Fees...............................  None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS
 ATTRIBUTABLE TO SHARES)(1)(2)
Management and Administration Fee....................................... 0.90%
Interest Payments on Borrowed Funds.....................................  None
Shareholder Servicing Fee............................................... 0.10%
Other Expenses.......................................................... 0.36%
                                                                         -----
  Total Annual Fund Expenses............................................ 1.36%
                                                                         =====

--------
(1) See "Management of the Fund" for additional information. In the event the Fund utilizes leverage by borrowing in an amount equal to approximately 25% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to the Shares, the Management and Administration Fee would be 1.20%, Interest Payments on Borrowed Funds (assuming an interest rate of 6.00%) would be 2.00%, the Shareholder Servicing Fee would be 0.13%, Other Expenses would be 0.36% and Total Annual Fund Expenses would be 3.69%. "Other Expenses" have been estimated. The Fund may utilize leverage up to 33 1/3% of the Fund's total assets (including the amount obtained from the leverage), depending on economic conditions. See "Risk Factors and Considerations--Leverage" and "Other Investment Policies--Leverage."

(2) The Fund may reimburse the Underwriters up to $250,000 for expenses. A portion of the management and administrative fee may be used by Dreyfus or an affiliate of Dreyfus as reimbursement for compensation paid to the Underwriters.

EXAMPLE

  The following Example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of operating expenses at the levels set forth in the above table.

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
An investor would directly or indirectly pay
 the following expenses on a $1,000 investment
 in the Fund, assuming (i) total annual
 expenses of 1.36% (assuming no leverage) and
 3.69% (assuming leverage of 25% of the Fund's
 total assets) and (ii) a 5% annual return
 throughout the periods and reinvestment of
 all dividends and other distributions at net
 asset value:
  Assuming No Leverage........................    14      43      74     164
  Assuming 25% Leverage.......................    37     113     191     394

  This Example assumes that the percentage amounts listed under Total Annual Fund Expenses remain the same in the years shown, except, as to Ten Years, for the completion of organizational expense amortization. The above tables and the assumption in the Example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example. In addition, although the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Automatic Dividend Reinvestment Plan may receive Shares obtained by the Plan Agent at or based on the market price in effect at that time, which may be at, above or below net asset value.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                   THE FUND

  Dreyfus High Yield Strategies Fund ("Fund") is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a non-diversified, closed-end management investment company. The Fund was organized as a business trust under the laws of the Commonwealth of Massachusetts on March 16, 1998 and has no operating history. The Fund's principal office is located at 200 Park Avenue, New York, New York 10166, and its telephone number is 1-888-338-8084 . The Dreyfus Corporation ("Dreyfus") is the Fund's investment manager.

  The Fund has been organized as a closed-end management investment company. Closed-end management investment companies differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end management investment companies do not redeem their securities at the option of the shareholder, whereas mutual funds issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested. To facilitate redemption obligations, mutual funds are subject to more stringent regulatory limitations on certain investments, such as investments in illiquid securities, than are closed-end funds. However, shares of closed-end companies frequently trade at a discount from net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after the completion of the public offering.

                                USE OF PROCEEDS

  The proceeds of this initial public offering are estimated at $    ($    if
the Underwriters' over-allotment option is exercised in full) before payment of organizational and offering expenses (estimated at $61,000 and $1,039,000, respectively). The proceeds will be invested in accordance with the Fund's investment objectives and policies during a period not to exceed six months from the closing of the initial public offering. Pending such investment, the proceeds may be invested in U.S. dollar-denominated, high quality, short-term instruments. A portion of the Fund's organizational and offering expenses has been advanced by Dreyfus and will be repaid by the Fund upon completion of the initial public offering. There is no sales load or underwriting discount imposed on sales of Shares in the initial public offering. Dreyfus or its affiliate (not the Fund) from its own assets will pay a commission to the Underwriters in connection with sales of Shares in this offering. See "Underwriting."

                      INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

  The Fund's primary investment objective is to seek high current income. The Fund will also seek capital growth as a secondary objective to the extent consistent with its objective of seeking high current income. The Fund is designed for investors willing to assume additional risk in return primarily for the potential for high current income and secondarily capital growth. The Fund is not intended to be a complete investment program and there is no assurance that the Fund will achieve its objectives. The Fund's investment objectives cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting securities.

INVESTMENT POLICIES

  Under normal market conditions, the Fund will invest at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Group ("S&P") or comparably rated by another nationally recognized securities organization (each, a "Rating Agency")) or in unrated income securities that Dreyfus determines to be of comparable quality. Lower grade income securities are commonly known as "junk bonds." The Fund may invest up to 25% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or otherwise in default or in significant risk of being in default ("Distressed Securities").

  At times, the Fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The Fund intends to utilize financial leverage in an initial amount equal to approximately 25% of its total assets (including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to Shareholders than that obtainable over time with an unleveraged capital structure. Use of financial leverage creates an opportunity for increased income and capital growth for the Shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Other Investment Practices--Leverage" and "Risk Factors and Special Considerations--Leverage."

  In certain market conditions, Dreyfus may determine that securities rated investment grade (i.e., at least Baa by Moody's or BBB by S&P or comparably rated by another Rating Agency) offer significant opportunities for high income and capital growth. In such conditions, the Fund may invest less than 65% of its total assets in lower grade income securities of U.S. issuers. In addition, the Fund may implement various temporary "defensive" strategies at times when Dreyfus determines that conditions in the markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its Shareholders. These strategies may include an increase in the portion of the Fund's assets invested in higher-quality debt securities. The Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when Dreyfus determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all or a portion of its assets in money market instruments.

  In selecting investments for the Fund's portfolio, Dreyfus will seek to identify issuers and industries that Dreyfus believes are likely to experience stable or improving financial conditions. Dreyfus believes that this strategy should enhance the Fund's ability to earn high current income while also providing opportunities for capital growth. Dreyfus's analysis may include consideration of general industry trends, the issuer's managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Dreyfus may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. The Fund will seek its secondary objective of capital growth by investing in securities that Dreyfus expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating or as a result of declines in long-term interest rates. Of course there is no assurance the Fund's strategies will be successful.

  The market for lower grade income securities, as measured by the ML High-Yield Master Index, posted total annual returns of 39.17%, 17.44%, 16.69%, (1.03)%, 20.46%, 11.27% and 13.27% for the calendar years 1991, 1992, 1993,
1994, 1995, 1996 and 1997, respectively. By comparison, the market for investment grade income securities, as measured by the ML Long-Term Corporate Index, posted total annual returns of 17.60%, 8.59%, 11.57%, (3.91)%, 21.66%,
2.76% and 10.43% for calendar years 1991, 1992, 1993, 1994, 1995, 1996 and
1997, respectively. The U.S. Treasury Bill market, as measured by the ML U.S. Treasury 91-Day Index, posted total returns of 6.38%, 3.93%, 3.19%, 4.19%, 6.03%, 5.31% and 5.33% for calendar years 1991, 1992, 1993, 1994, 1995, 1996 and 1997, respectively. The ML High-Yield Master Index is an unmanaged composite index of securities rated below BBB that are not in default. The ML Long-Term Corporate Index is an unmanaged index which includes fixed coupon domestic corporate bonds with at least $100 million par amount outstanding that are rated between BBB and AAA. The ML U.S. Treasury 91-Day Index is an average price based on all three-month Treasury bill auctions over the course of the previous month. Treasury Bills are guaranteed as to principal by the U.S. Government. The Fund will have no direct investment in, nor will its performance be indicative of, these unmanaged indices.

  The market of outstanding lower grade income securities has increased over the years. The outstanding principal amounts of lower grade income securities of U.S. issuers in 1984 was $59 billion, in 1989 was $244 billion, in 1994 was $270 billion and in 1997 was over $450 billion. The default rates on lower grade income securities of U.S. issuers for the calendar years 1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and 1997 were 5.8%, 8.7%, 10.5%, 4.6%,
3.3%, 1.8%, 3.2%, 1.4% and 1.1%, respectively. The statistical information with respect to the principal amounts of outstanding securities and with respect to historical default rates is based on information the Fund obtained from Chase Securities, Inc.

  For the period January 1, 1989 through December 31, 1997, the cumulative default rate for lower grade corporate bonds was 38.34%. This figure represents the probability that a lower grade bond issued on January 1, 1989 would default by December 31, 1997. The rate is based on the ratio of the number of issuers that defaulted on lower grade bonds outstanding on January 1, 1989 to the number of issuers at risk of defaulting on such bonds as of such date, and is based only on bonds which have been rated by Moody's. The foregoing is derived from information obtained by the Fund from the February 1998 issue of a Moody's publication entitled "Historical Default Rates of Corporate Bond Issuers, 1920-1997."

  The Fund will invest primarily in bonds, debentures, notes and other debt instruments. The Fund's portfolio securities may have fixed or variable rates of interest and may include zero coupon securities, payment in kind securities or other deferred payment securities, convertible debt obligations and convertible preferred stock, participation interests in commercial loans, mortgage-related securities, asset-backed securities, municipal obligations, government securities, stripped securities, commercial paper and other short-term debt obligations. The issuers of the Fund's portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The Fund may invest in companies in, or governments of, developing countries. The Fund may invest up to 25% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units. The Fund's portfolio will be invested without regard to maturity. In connection with its investments in corporate debt securities, or restructuring of investments owned by the Fund, the Fund may receive warrants or other non-income producing equity securities. The Fund may retain such securities, including equity shares received upon conversion of convertible securities, until Dreyfus determines it is appropriate in light of current market conditions to effect a disposition of such securities.

PORTFOLIO SECURITIES

  LOWER GRADE SECURITIES. Under normal market conditions, the Fund will invest at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody's or lower than BBB by S&P or comparably rated by another Rating Agency) or in unrated income securities that Dreyfus determines to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, in the opinion of S&P they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded by Moody's as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. See "Appendix A--Ratings of Corporate Bonds" for additional information concerning rating categories of Moody's and S&P.

  Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

  Bond prices generally are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund's relative Share price volatility.

  Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The ratings of Moody's, S&P and the other Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Dreyfus also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a Rating Agency, the Fund's ability to achieve its investment objectives will be more dependent on Dreyfus' credit analysis than would be the case when the Fund invests in rated securities.

  The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities, including those that are lower grade securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed annually to have received "phantom income." Because the Fund will distribute this "phantom income" to Shareholders, to the extent that Shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional Shares, the Fund will have fewer assets with which to purchase income-producing securities. Such distributions may require the Fund to sell other securities and incur a gain or loss at a time it may otherwise not want to in order to obtain the cash needed for these distributions. The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities are subject to greater fluctuation in value and may have less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

  CONVERTIBLE SECURITIES. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to shares of common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

  Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

  Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stock. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital growth through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital growth, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital growth.

  PARTICIPATION INTERESTS. The Fund may invest in corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administer the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. In such cases, the Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

  DISTRESSED SECURITIES. The Fund may invest up to 10% of its total assets in securities, including participation interests purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of Dreyfus of equivalent quality ("Distressed Securities"). Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital growth through investment in Distressed Securities, the Fund's ability to achieve current income for its Shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. See "Risk Factors and Special Considerations."

  FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational foreign currency units. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

  Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

  Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

  Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. The Fund may engage in certain transactions to hedge the currency-related risks of investing in non-U.S. dollar denominated securities. See "Other Investment Practices."

  VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

  The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well. The Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

  MORTGAGE-RELATED SECURITIES. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, interests in real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

  Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third-party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Fund, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a Rating Agency. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.

  Government-Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

  Government-Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

  Private Entity Securities. These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's Shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

  Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior classes of investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

  The Fund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

  The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

  Collateralized Mortgage Obligations ("CMOs"). A CMO is a multi-class bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs,
(c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or (e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

  Stripped Mortgage-Backed Securities. The Fund also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

  Real Estate Investment Trusts. A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate-level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income. REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for conduit status under the Code or to maintain exemption from the Investment Company Act.

  Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

  Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

  ASSET-BACKED SECURITIES. Asset-backed securities are a form of derivative securities. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

  MUNICIPAL OBLIGATIONS. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

  Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

  While, in general, municipal obligations are tax-exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. Dividends received by Shareholders from the Fund that are attributable to interest income received by the Fund from municipal obligations generally will be subject to Federal income tax. The Fund may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. The Fund currently intends to invest no more than 25% of its total assets in municipal obligations.

  U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

  FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by Dreyfus to be of comparable quality to the other obligations in which the Fund may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

  STRIPPED SECURITIES. The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Treasury Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Such stripped securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying securities. A stripped security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of such securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than coupon securities having similar maturities and credit qualities.

  MONEY MARKET INSTRUMENTS. The Fund may invest in the following types of money market instruments.

  Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

  Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by the Fund, which invests only in debt obligations of U.S. domestic issuers.

  Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

  Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's or A-1 by S&P, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by Dreyfus to be of comparable quality to those rated obligations which may be purchased by the Fund.

  Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

                          OTHER INVESTMENT PRACTICES

  The Fund may utilize other investment practices and portfolio management techniques as set forth below.

  LEVERAGE. At times, the Fund expects to utilize leverage through borrowings or issuance of debt securities or preferred shares. The Fund intends to utilize leverage in an initial amount equal to approximately 25% of its total assets (including the amount obtained from leverage); however, the Fund has the ability to utilize leverage in an amount up to 33 1/3% of its total assets (including the amount obtained from leverage). The Fund generally will not utilize leverage if it anticipates that the Fund's leveraged capital structure would result in a lower return to holders of the Shares than that obtainable if the Shares were unleveraged for any significant amount of time. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise may require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of Dreyfus, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

  The concept of leveraging is based on the premise that the cost of the assets to be obtained from leverage will be based on short-term rates which normally will be lower than the return earned by the Fund on its longer term portfolio investments. Since it is anticipated that the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital growth, the holders of Shares should be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term rates rise, the net asset value of the Shares will reflect the decline in the value of portfolio holdings resulting therefrom.

  Leverage creates risks for holders of the Shares, including the likelihood of greater volatility of net asset value and market price of the Shares, and the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may affect the return to the holders of the Shares. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, Dreyfus in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. As discussed under "Management of the Fund," the fee paid to Dreyfus will be calculated on the basis of the Fund's assets including proceeds from borrowings for leverage and the issuance of preferred shares.

  Capital raised through leverage will be subject to interest costs or dividend payments which may not exceed the income and appreciation on the assets purchased. The Fund, among other things, also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on Shares or to engage in other activities. Borrowings and the issuance of a class of preferred shares having priority over the Fund's Shares create an opportunity for greater return per Share, but at the same time such borrowing is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

  Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies which may issue ratings for the corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede Dreyfus from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. The Fund currently is in preliminary negotiations with a commercial bank to arrange a syndicated credit facility pursuant to which the Fund would be entitled to borrow up to an amount to be determined. Any such borrowings would constitute financial leverage as described herein. The terms of any agreements relating to credit facility, including commitment and facility fees and the rate of interest charged on such borrowings, have not been determined and are subject to definitive agreement and other conditions.

  Under the Investment Company Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the Fund's total assets). Additionally, under the Investment Company Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%.

  The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount the Fund will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on Dreyfus' ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

  Assuming the utilization of leverage by borrowings in the amount of approximately 25% of the Fund's total assets, and an annual interest rate of 6.00% payable on such leverage based on market rates as of the date of this Prospectus, the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such interest payments would be 2.00%. The Fund's actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy and such actual cost of leverage may be higher or lower than that assumed in the previous example.

  The following table is designed to illustrate the effect on the return to a holder of the Fund's Shares of the leverage obtained by borrowings in the amount of approximately 25% of the Fund's total assets, assuming hypothetical annual returns of the Fund's portfolio of minus 10% to plus 10%. As the table shows, the leverage generally increases the return to Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (net of expenses).............. (10)% (5)%  0 %  5% 10%
Corresponding Share Return.............................. (15)% (9)% (2)%  5% 11%

  Until the Fund borrows or issues preferred shares, the Fund's Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply. Such leveraging of the Shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in longer-term debt instruments in accordance with the Fund's investment objectives and policies.

  SHORT-SELLING. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

  Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

  The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. See "Taxes."

  Until the Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

  LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets, and the Securities and Exchange Commission ("SEC") currently requires the Fund to receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. According to the SEC, such loans currently must be terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

  Generally, the SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. If the regulatory requirements pertaining to portfolio securities lending were to change, the Fund would employ with such changes as required.

  ILLIQUID SECURITIES. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed Dreyfus to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under "Risk Factors and Special Considerations" and "-- Leverage" since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund's limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

  If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

  DERIVATIVES. The Fund may invest in, or use, derivatives ("Derivatives"). These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options, futures contracts, forward contracts, mortgage-related securities, asset-backed securities and swaps. The Fund may invest in, or enter into, Derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

  Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by purchasing or selling specific securities.

  Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

  If the Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

  Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Dreyfus will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

  Futures and Options on Futures Transactions--In General. The Fund may enter into futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

  Engaging in these transactions involves risk of loss to the Fund that could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts and options thereon only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract or option prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract or option prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or option positions and potentially subjecting the Fund to substantial losses. Successful use of futures and options on futures by the Fund also is subject to the ability of Dreyfus to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract or option thereon. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

  Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or other liquid assets in connection with its futures and options on futures transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

  To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the exercise ("strike") price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

  Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

  The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price. The Fund may purchase and sell stock index and debt futures contracts. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the prices of the securities that comprise it at the opening of trading in such securities on the next business day.

  The Fund may also purchase and sell options on interest rate, currency and index futures. When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the terms of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

  Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

  The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Fund owns securities denominated in a foreign currency and Dreyfus believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Fund may also purchase forward currency contracts to enhance income when Dreyfus anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

  The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

  The Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if Dreyfus anticipates that there will be a correlation between the two currencies.

  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

  Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed-rate payments). The exchange commitments can involve payments to be made in the same currency or in different currencies. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Dreyfus is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if Dreyfus is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

  Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Dreyfus is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Dreyfus is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

  Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

  A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other liquid assets. A put option written by the Fund is covered when, among other things, cash or liquid assets having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

  There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

  Specific Options Transactions. The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

  The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

  The Fund also may purchase cash-settled options on swaps in pursuit of its investment objectives. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

  Successful use by the Fund of options will be subject to the ability of Dreyfus to predict correctly movements in the prices of individual securities, the securities markets generally, foreign currencies, or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

  Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund's investment objectives and legally permissible for the Fund.

  FORWARD COMMITMENTS; WHEN-ISSUED SECURITIES. The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account of the Fund permissible liquid assets at least equal at all times to the amount of the commitments.

  Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Investors are advised to consider carefully the special risks involved in investing in the Fund.

GENERAL

  The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. Accordingly, the Shares are designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The net asset value of the Fund's Shares will fluctuate with interest rate changes as well as with price changes of the Fund's portfolio securities and these fluctuations are likely to be greater in the case of a fund having a leveraged capital structure, as contemplated for the Fund.

LOWER GRADE SECURITIES

  Lower grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Lower grade securities are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to Distressed Securities, discussed below, the lower grade securities in which the Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

  Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to Shareholders.

  Lower grade securities tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed-income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Fund's net asset value. Recently, demand for lower grade securities has increased significantly and the difference between the yields paid by lower grade securities and investment grade bonds (i.e., the "spread") has narrowed. To the extent this differential increases, the value of lower grade securities in the Fund's portfolio could be adversely affected.

  Like higher-rated fixed-income securities, lower grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower grade securities market, which market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult to acquire lower grade securities appropriate for investment by the Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause the prices the Fund receives for its lower grade securities to be reduced. In addition, the Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund's portfolio instruments than in the case of instruments trading in a more liquid market. In addition, the Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

DISTRESSED SECURITIES

  The Fund may invest up to 10% of its total assets in securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P) or which, if unrated, are in the judgment of Dreyfus of equivalent quality ("Distressed Securities"). Investment in Distressed Securities is speculative and involves significant risk. Distressed Securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund pursues its secondary objective of capital growth through investment in Distressed Securities, the Fund's ability to achieve current income for its Shareholders may be diminished.

LEVERAGE

  The use of leverage by the Fund creates an opportunity for increased net income and capital growth for the Shares, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the holders of Shares with a potentially higher return. Leverage creates risks for holders of Shares including the likelihood of greater volatility of net asset value and market price of the Shares and the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may affect the return to the holders of Shares. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, Dreyfus in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing financial leverage, the management and administration fee, which is payable to Dreyfus as a percentage of the Fund's Managed Assets, will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Fund's Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies, which may issue ratings for the corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede Dreyfus in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. The Fund at times may borrow from affiliates of Dreyfus, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. As discussed under "Management of the Fund," the fee paid to Dreyfus will be calculated on the basis of the Fund's assets including proceeds from borrowings for leverage and the issuance of preferred shares.

FOREIGN SECURITIES

  The Fund may invest up to 25% of its total assets in securities of issuers domiciled outside of the United States or that are denominated in various foreign currencies and multinational foreign currency units. Investing in securities of foreign entities and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

  As a result of these potential risks, Dreyfus may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including Dreyfus, have had no or limited prior experience.

ILLIQUID SECURITIES

  The Fund may invest in securities for which no readily available market exists or are otherwise considered illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

NON-DIVERSIFIED STATUS

  The Fund is classified as a "non-diversified" management investment company under the Investment Company Act, which means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were classified as a "diversified" management investment company. Accordingly, the Fund may be subject to greater risk with respect to its portfolio securities than a management investment company that is "diversified" because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Shares.

MARKET PRICE, DISCOUNT AND NET ASSET VALUE OF SHARES

  Shares of closed-end management investment companies in the past frequently have traded at a discount to their net asset values. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors purchasing Shares in the initial public offering and expecting to sell the Shares soon after the completion thereof. Whether investors will realize gains or losses upon the sale of Shares will not depend directly upon the Fund's net asset value, but will depend upon the market price of the Shares at the time of sale. Since the market price of the Shares will be determined by such factors as relative demand for and supply of the Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value or at, below or above the initial offering price. The Shares are designed primarily for long-term investors, and investors in the Shares should not view the Fund as a vehicle for trading purposes.

ANTI-TAKEOVER PROVISIONS

  The Fund's Declaration of Trust contains provisions limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's Trustees or Shareholders to amend the Declaration of Trust. These provisions of the Declaration of Trust may be regarded as "anti-takeover" provisions. These provisions could have the effect of depriving the Shareholders of opportunities to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

YEAR 2000 RISKS

  Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by Dreyfus and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Dreyfus is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted investment restrictions numbered 2 through 7 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act) of the Fund's outstanding voting shares. Unless expressly designated as fundamental, the policies of the Fund may be changed by the Board of Trustees without shareholder approval.

    1. Make any investment inconsistent with the Fund's classification as a non-diversified company under the Investment Company Act.

    2. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    3. Invest in commodities or commodity contracts, except that the Fund may purchase and sell futures contracts and options thereon.

    4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

    5. Issue senior securities or borrow money except as permitted by the Investment Company Act.

    6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

    7. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

    8. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

    9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, options on futures contracts, swaps, caps, collars and floors.

    10. Purchase securities of other investment companies, except to the extent permitted under the Investment Company Act.

                            MANAGEMENT OF THE FUND

  INVESTMENT MANAGER. The Dreyfus Corporation ("Dreyfus"), located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment manager and administrator. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon Bank Corporation"). As of March 31, 1998, Dreyfus managed or administered assets of approximately $100 billion for approximately 1.7 million investor accounts nationwide. Dreyfus has been an innovator in the fixed-income securities market, and introduced what Dreyfus believes to be the first retail-oriented money market mutual fund, the first incorporated municipal bond mutual fund and the first short-term and limited-term no load and load high yield bond mutual funds.

  Mellon Bank Corporation is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon Bank Corporation provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon Bank Corporation is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon Bank Corporation's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation, Buck Consultants, Inc., and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon Bank Corporation managed more than $305 billion in assets as of December 31, 1997 including approximately $104 billion in proprietary mutual fund assets. As of December 31, 1997, Mellon Bank Corporation, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.532 trillion in assets, including approximately $60 billion in mutual fund assets.

  Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management and Administration Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Massachusetts law. The Fund's primary portfolio manager is Roger E. King. He has held that position since the Fund's inception, and has been employed by Dreyfus since February 1996. Prior thereto, Mr. King was a Vice President of High Yield Research and, most recently, Director of High Yield Research at Citibank Securities, Inc. In 1995, Mr. King was named by Institutional Investor to its All America Fixed Income Research Second Team--High Yield Securities--Manufacturing/Aviation and Defense. Dreyfus also provides research services for the Fund and for other funds advised by Dreyfus through a professional staff of portfolio managers and securities analysts. Other portfolio managers of the Fund are Kevin M. McClintock, Head of Taxable Fixed Income, Michael Hoeh, Senior Portfolio Manager, and Gerald E. Thunelius, Senior Portfolio Manager and Head of Fixed-Income Trading.

  The Dreyfus taxable fixed-income team adheres to a clearly defined process. Emphasis is placed on sector and issue selection with portfolio managers and analysts focusing on specific areas of the credit market. Each area conducts detailed research in order to identify attractively priced securities within their respective sectors.

  INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENT. Dreyfus provides investment management and administrative services pursuant to the Investment Management and Administration Agreement (the "Agreement") dated April 23, 1998 with the Fund. As compensation for Dreyfus's services to the Fund, the Fund has agreed to pay Dreyfus a monthly investment management and administration fee at the annual rate of .90 of 1% of the value of the average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets"). This fee is higher than fees paid by other comparable investment companies. During the period in which the Fund is utilizing financial leverage, the management and administration fee payable to Dreyfus will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Fund's Managed Assets including those purchased with leverage. The Agreement is subject to annual approval by
(i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the Investment Company
Act) of the Fund or Dreyfus,
by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on April 22, 1998. The Agreement was approved by the Fund's initial shareholder on April 22, 1998. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's Shares, or, on not less than 90 days' notice, by Dreyfus. The Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

  The following persons are officers and/or directors of Dreyfus: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; Ronald P. O'Hanley, III, Vice Chairman;
J. David Officer, Vice Chairman; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton Borgelt, Frank V. Cahouet and Richard F. Syron, directors.

  Dreyfus manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. Dreyfus is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. Dreyfus also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by Dreyfus.

  Mellon Bank, Dreyfus's parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund. Dreyfus has informed the Fund that in making its investment decisions it does not obtain or use material non-public information that Mellon Bank, or its affiliates, may possess with respect to such issuers.

  Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it deems appropriate.

  EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, trustees, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, shareholder servicing fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, expenses of reacquiring Shares, expenses in connection with the Fund's Automatic Dividend Reinvestment Plan, costs of maintaining the required books and accountings (including the costs of calculating the net asset value of the Fund's Shares), costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses, and mailing Share certificates, proxy statements and costs of Shareholders' reports and meetings, and any extraordinary expenses.

  FEDERAL LAW AFFECTING MELLON BANK. The Glass-Steagall Act of 1933 prohibits national banks from engaging in the business of underwriting, selling or distributing securities and prohibits a member bank of the Federal Reserve System from having certain affiliations with an entity engaged primarily in that business. The activities of Mellon Bank in informing its customers of, and performing, investment and reception services in connection with the Fund, and in providing services to the Fund as custodian, as well as Dreyfus's investment advisory activities, may raise issues under these provisions. Mellon Bank has been advised by counsel that the activities contemplated under these arrangements are consistent with statutory and regulatory obligations.

  Changes in either Federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of such future statutes and regulations, could prevent Mellon Bank or Dreyfus from continuing to perform all or a part of the above services for its customers and/or the Fund. If Mellon Bank or Dreyfus were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services.

                       TRUSTEES AND OFFICERS OF THE FUND

  The Fund has a Board composed of eleven Trustees which supervises the Fund's investment activities and reviews contractual arrangements with companies that provide the Fund with services. The following lists the Trustees and officers and their positions with the Fund and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Fund (as defined in the Investment Company Act) is indicated by an asterisk (*). Each of the Trustees also serves as a Trustee of The Dreyfus/Laurel Funds Trust and The Dreyfus/Laurel Tax-Free Municipal Funds, and as a Director of The Dreyfus/Laurel Funds, Inc. (collectively, with the Fund, the "Dreyfus/Laurel Funds"). Each Trustee serves on the Audit Committee of the Board. Each Trustee who is not an "interested person" serves on the Nominating Committee of the Board. Each of the Fund's officers listed below also serves as an officer for other investment companies advised by or administered by Dreyfus, including The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Funds, Inc. and The Dreyfus/Laurel Tax-Free Municipal Funds.

    RUTH MARIE ADAMS. Trustee of the Fund; Professor of English and Vice President Emeritus, Dartmouth College; Senator, United Chapters of Phi Beta Kappa; Trustee, Woods Hole Oceanographic Institution; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc.--Institutional Investment Portfolio. Age: 83 years old. Address: 1026 Kendal Lyme Road, Hanover, New Hampshire 03755.

    FRANCIS P. BRENNAN. Chairman of the Board of Trustees of the Fund; Director and Chairman, Massachusetts Business Development Corp.; and from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc.--Bank Portfolio. Age: 80 years old. Address:
  Massachusetts Business Development Corp., 50 Milk Street, Boston, Massachusetts 02109.

    JOSEPH S. DIMARTINO. Trustee of the Fund. Since January 1995, Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. He also serves as a Director of The Muscular Dystrophy Association, The Noel Group, Inc., a venture capital company, Staffing Resources, Inc., a temporary placement agency, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly Belding Heminway Company, Inc.), a button packager and distributor, and Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies. Mr. DiMartino is also a Board member of 151 other funds in the Dreyfus Family of Funds. From November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc.--Institutional Investment Portfolio and Bank Portfolio. For more than five years prior to January 1995, he was President, a director and, until August 24, 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation (DSC), a wholly-owned subsidiary of Dreyfus. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Age: 54 years old. Address: 200 Park Avenue, New York, New York 10166.

    JAMES M. FITZGIBBONS. Trustee of the Fund; Chairman, Howes Leather Company, Inc.; Director, Fiduciary Trust Company; Chairman, CEO and Director, Fieldcrest-Cannon Inc.; Director, Lumber Mutual Insurance Company; Director, Barrett Resources, Inc.; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc.-- Bank Portfolio. Age: 63 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.

    J. TOMLINSON FORT.* Trustee of the Fund; Partner, Reed, Smith & McClay (law firm). From November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc.--Bank Portfolio. Age: 69 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

    ARTHUR L. GOESCHEL. Trustee of the Fund; Director, Calgon Carbon Corporation; Director, Cerex Corporation; Director, National Picture Frame Corporation; former Chairman of the Board and Director, Rexene Corporation; Chairman of the Board and Director, Tetra Corporation 1991-1993; Director, Medalist Corporation 1992-1993. From November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc.-- Institutional Investment Portfolio. Age: 76 years old. Address: Way Hallow Road and Woodland Road, Sewickley, Pennsylvania 15143.

    KENNETH A. HIMMEL. Trustee of the Fund; Former Director, The Boston Company, Inc. ("TBC") and Boston Safe Deposit and Trust Company; President and Chief Executive Officer, Himmel & Co., Inc.; Vice Chairman, Sutton Place Gourmet, Inc.; Managing Partner, Franklin Federal Partners. From November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc.--Bank Portfolio. Age: 51 years old. Address: Himmel and Company, Inc., 399 Boylston Street, 11th Floor, Massachusetts 02116.

    ARCH S. JEFFERY.* Trustee of the Fund; Financial Consultant. From November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc.--Institutional Investment Portfolio. Age: 80 years old. Address: 1817 Foxcroft Lane, Unit 306, Allison Park, Pennsylvania 15101.

    STEPHEN J. LOCKWOOD. Trustee of the Fund; President and CEO, LDG Management Company Inc.; CEO, LDG Reinsurance Underwriters, SRRF Management Inc. and Medical Reinsurance Underwriters Inc.; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc.--Institutional Investment Portfolio. Age: 50 years old. Address: 401 Edgewater Place, Wakefield, Massachusetts 01880.

    JOHN J. SCIULLO. Trustee of the Fund; Dean Emeritus and Professor of Law, Duquesne University Law School; Director, Urban Redevelopment Authority of Pittsburgh; from November 1975 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc.--Institutional Investment Portfolio. Age: 66 years old. Address: 321 Gross Street, Pittsburgh, Pennsylvania 15224.

    ROSLYN M. WATSON. Trustee of the Fund; Principal, Watson Ventures, Inc., Director, American Express Centurion Bank; Director, Harvard/Pilgrim Community Health Plan, Inc.; from November 1995 to January 1997, Director, Access Capital Strategic Community Investment Fund, Inc.--Bank Portfolio; Director, Massachusetts Electric Company; Director, the Hymans Foundation, Inc., prior to February, 1993; Real Estate Development Project Manager and Vice President, The Gunwyn Company. Age: 48 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.

    BENAREE PRATT WILEY. Trustee of the Fund; President and CEO of The Partnership, an organization dedicated to increasing the representation of African-Americans in positions of leadership, influence and decision-making in Boston, MA; Trustee, Boston College; Trustee, WGBH Educational Foundation; Trustee, Children's Hospital; Director, The Greater Boston Chamber of Commerce; Director, The First Albany Companies, Inc.; from April 1995 to March 1998, Director, The Boston Company, an affiliate of Dreyfus.
  Age: 51 years old. Address: 334 Boylston Street, Suite 400, Boston, MA.

    MARIE E. CONNOLLY. President and Treasurer of the Fund. President, Chief Executive Officer, Chief Compliance Officer and a director of Funds Distributor Inc., the ultimate parent of which is Boston Industrial Group, Inc. Age: 40 years old.

    DOUGLAS C. CONROY. Vice President and Assistant Secretary of the Fund. Assistant Vice President of Funds Distributor Inc. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as the Fund Accountant at TBC. Age: 28 years old.

    RICHARD W. INGRAM. Vice President and Assistant Treasurer of the Fund. Executive Vice President of Funds Distributor Inc. From March 1994 to November 1995, he was Vice President and

  Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director--Mutual Funds of TBC. Age: 42 years old.

    MARY A. NELSON. Vice President and Assistant Treasurer of the Fund. Vice President of Funds Distributor Inc. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager of TBC. Age: 33 years old.

    MICHAEL S. PETRUCELLI. Vice President and Assistant Treasurer of the Fund. Senior Vice President of Funds Distributor Inc. From December 1989 through November 1996, he was employed by GE Investment Services where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. Age: 36 years old.

    JOSEPH F. TOWER, III. Vice President and Assistant Treasurer of the Fund. Senior Vice President, Treasurer and Chief Financial Officer of Funds Distributor Inc. From July 1988 to August 1994, he was employed by TBC where he held various positions in the Corporate Finance and Treasury areas. Age: 35 years old.

    ELBA VASQUEZ. Vice President and Assistant Secretary. Assistant Vice President of Funds Distributor Inc. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York. As an officer of U.S. Trust, she held various positions in sales and marketing. Age: 36 years old.

    KATHLEEN K. MORRISEY. Vice President and Assistant Secretary. Vice President and Assistant Secretary of Funds Distributor Inc. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. Age: 25 years old.

    CHRISTOPHER J. KELLEY. Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of Funds Distributor Inc. and Premier Mutual Fund Services, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. Age: 33 years old.

The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

  The officers and Trustees of the Fund as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of April 22, 1998.

  No officer or employee of the Fund receives any compensation from the Fund for serving as an officer or Trustee of the Fund. In addition, no officer or employee of Dreyfus (or of any parent, subsidiary or affiliate thereof) serves as an officer or Trustee of the Fund. The Fund pays each Trustee $1,500 per annum. In addition, the Fund pays each Trustee $250 per Board meeting attended and reimburses each Trustee for travel and out-of-pocket expenses.

                                 ESTIMATED AGGREGATE TOTAL COMPENSATION FROM THE
                                    COMPENSATION        FUND AND FUND COMPLEX
NAME OF BOARD MEMBER                  FROM FUND        PAID TO BOARD MEMBER***
--------------------             ------------------- ---------------------------
Ruth Marie Adams................       $2,500                 $ 31,500
Francis P. Brennan*.............       $2,500                 $ 63,750
Joseph S. DiMartino**...........       $2,500                 $517,075
James M. Fitzgibbons............       $2,500                 $ 31,500
J. Tomlinson Fort**.............       $2,500                     none
Arthur L. Goeschel..............       $2,500                 $ 37,500
Kenneth A. Himmel...............       $2,500                 $ 32,500
Arch S. Jeffery**...............       $2,500                     none
Stephen J. Lockwood.............       $2,500                 $ 33,250
John J. Sciullo.................       $2,500                 $ 32,500
Roslyn M. Watson................       $2,500                 $ 32,500
Benaree Pratt Wiley.............       $2,500                     none

--------

  * Compensation of Francis Brennan includes $25,000 paid by the other Dreyfus/Laurel Funds to be Chairman of the Board.
 ** J. Tomlinson Fort and Arch S. Jeffery are paid directly by Dreyfus for serving as Board members of the other Dreyfus/Laurel Funds. For the fiscal year ended October 31, 1997, the aggregate amount of fees and expenses received by Joseph DiMartino, J. Tomlinson Fort and Arch S. Jeffery from Dreyfus for serving as a Board member of the other Dreyfus/Laurel Funds were $35,500, $35,500 and $34,500, respectively.
*** As of January 31, 1998, the Dreyfus Family of Funds consists of 151 funds.
    Except for Mr. DiMartino, the amounts represent the total compensation received from the Fund Complex for the twelve months ended October 31, 1997. For Mr. DiMartino, the amount represents total compensation for the twelve months ending December 31, 1997.

                            PORTFOLIO TRANSACTIONS

  Dreyfus assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Dreyfus and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement Dreyfus's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by Dreyfus and Dreyfus's fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to Dreyfus in serving both the Fund and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Dreyfus in carrying out its obligations to the Fund.

  In allocating brokerage transactions, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of Shares of the Fund or other funds managed, advised or administered by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund.

  Sales of Fund Shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by Dreyfus being engaged simultaneously in the purchase or sale of the same security. Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

  Portfolio turnover may vary from year to year as well as within a year. It is anticipated that in any fiscal year the turnover rate may approach the 300% level for the Fund. In periods in which extraordinary market conditions prevail, Dreyfus will not be deterred from changing the Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. A turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses, and the short-term gains realized from these transactions are taxable to Shareholders as ordinary income when distributed to them.

  Investment decisions for the Fund are made independently from those of the other investment companies advised by Dreyfus. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                       DETERMINATION OF NET ASSET VALUE

  The Fund's investments are valued after the close of regular trading on the New York Stock Exchange on the last business day of each week and each month, using available market quotations or at fair value. Substantially all of the Fund's fixed-income investments (excluding short-term investments) are valued by one or more independent pricing services (the "Service") approved by the Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and are valued at the mean price or yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from market makers. Other investments that are not valued by the Service are valued at the last sales price for securities traded primarily on an exchange or the national securities market or otherwise at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the prevailing rates of exchange or, if no such rate is quoted on such date, at the exchange rate utilized on the previous business day or at such other quoted market exchange rate as may be determined to be appropriate by Dreyfus. Expenses and fees, including the management and administration fee (reduced by the expense limitation, if any), are accrued weekly and taken into account for the purpose of determining the net asset value of the Fund's Shares.

  Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by the Service, are valued at fair value as determined in good faith by the Board of Trustees. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if it believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

  The Fund intends to distribute substantially all of its net investment income monthly. All net realized capital gains, if any, either will be distributed to the Fund's Shareholders at least annually or will be retained by the Fund, and subject to Fund-level associated tax liabilities thereon. The Fund will distribute to the Shareholders at least annually all net realized gains from foreign currency transactions, if any. The Fund may make additional distributions if necessary to avoid a 4% excise tax on certain undistributed income and capital gain. See "Taxes." The Fund may change the foregoing distribution policy if its experience indicates, or its Board of Trustees for any reason determines, that changes are desirable.

  Under the Investment Company Act, the Fund is not permitted to incur indebtedness unless after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the Investment Company Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or other distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, other distribution, or purchase price, as the case may be. While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Shares, unless at the time of such declaration, (1) all accumulated preferred share dividends have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon). In addition to the limitations imposed by the Investment Company Act as described in this paragraph, certain lenders may impose additional restrictions on the payment of dividends or other distributions on the Fund's Shares in the event of a default on the Fund's borrowings. Any limitation on the Fund's ability to make distributions on its Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Other Investment Practices--Leverage" and "Taxes."

  See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and other distributions to holders of Shares may be automatically reinvested in Shares of the Fund. Dividends and other distributions may be taxable to Shareholders whether they are reinvested in Shares of the Fund or received in cash.

  The Fund expects that it will commence paying dividends within 60 days of the date of this Prospectus.

                                     TAXES

  The Fund intends to elect to be, and to qualify to be treated as, a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). For each taxable year that the Fund so qualifies, the Fund (but not its Shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and net capital gain that is distributed to its Shareholders.

  In order to qualify for treatment as a RIC under the Code, the Fund must make an election to be so treated and must distribute to its Shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  The Fund will be subject to a non-deductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31st of that year, plus certain other amounts. For these purposes, any such income retained by the Fund, and on which it pays federal income tax, will be treated as having been distributed.

  The Fund may acquire zero coupon or other securities issued with original issue discount. As the holder of such securities, the Fund must include in its gross income the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. The Fund also must include in its gross income each year any "interest" distributed in the form of additional securities on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount and other non-cash income, to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may recognize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

  The use of certain Derivatives, such as selling (writing) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. These rules also may require the Fund to "mark to market" (that is, treat as sold for their fair market value) at the end of each taxable year certain positions in its portfolio, which may cause the Fund to recognize income or gain without receiving cash with which to make distributions necessary to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax.

  Gains from the disposition of foreign currencies, and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement. Under section 988 of the Code, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gain and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the distributions by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain.

  Income received by the Fund from investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by Shareholders. Tax conventions between certain countries and the United States may reduce or eliminate those taxes.

  If the Fund has an "appreciated financial position"--generally, an interest (including an interest through an option, futures or forward currency contract, or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis--and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

  Dividends from the Fund's investment company taxable income (whether received in cash or reinvested in additional Fund Shares) generally are taxable to its Shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain (whether received in cash or reinvested in additional Fund Shares), when designated as such, are taxable to its Shareholders as long-term capital gain, regardless of how long they have held their Fund Shares. See below for a summary of the tax rates applicable to capital gain distributions. A participant in the Automatic Dividend Reinvestment Plan will be treated as having received a distribution in the amount of the cash used to purchase Shares on his or her behalf, including a pro rata portion of the brokerage fees incurred by the Transfer Agent. Distributions by the Fund to its Shareholders in any year that exceed the Fund's earnings and profits generally may be applied by each Shareholder against his or her basis for the Shares and will be taxable at capital gains rates (assuming the Shares are held as a capital asset) to any Shareholder only to the extent the distributions to the Shareholder exceed the Shareholder's basis for his or her Shares. The Fund may retain for investment its net capital gain. However, if the Fund does so, it will be subject to a tax of 35% on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Shareholders, who (i) will be required to include in income for tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities, and (iii) will increase the tax basis of their Fund Shares by an amount equal to 65% of the amount of undistributed capital gain included in their gross income.

  The Fund will notify its Shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and undistributed capital gain designated for that year. The information regarding capital gain distributions and undistributed capital gain will designate the portion thereof subject to the different maximum rates of tax applicable to noncorporate taxpayers' net capital gain indicated below. Shareholders who are not liable for tax on their income and whose Shares are not debt-financed generally are not required to pay tax on dividends or other distributions they receive from the Fund.

  Dividends and other distributions declared by the Fund in December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on December 31st if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31st falls.

  An investor should be aware that, if Shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the Shares and will receive some portion of the purchase price back as a taxable distribution.

  Upon the sale or exchange of Shares (including a sale pursuant to a Share repurchase or tender offer by the Fund), a Shareholder generally will recognize a taxable gain or loss equal to the difference between his or her adjusted basis for the Shares and the amount received. Any such gain or loss will be treated as a capital gain or loss if the Shares are capital assets in the Shareholder's hands and will be long-term capital gain or loss if the Shares have been held for more than one year. See below for a discussion of the tax rates applicable to capital gains. Any loss recognized on a sale or exchange of Shares that were held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any capital gain distributions previously received thereon. A loss realized on a sale or exchange of Shares will be disallowed to the extent those Shares are replaced by other Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares (which could occur, for example, as a result of participation in the Automatic Dividend Reinvestment
Plan). In that event, the basis of the replacement Shares will be adjusted to reflect the disallowed loss.

  Under the Taxpayer Relief Act of 1997 ("1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less; (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% (10% for taxpayers in the 15% marginal tax bracket) for capital assets held for more than 18 months. The 1997 Tax Act did not affect the maximum net capital gain tax rate for corporations, which remains at 35%. The tax rates described above will apply to distributions of net capital gain by the Fund (if, as expected, the Fund designates net capital gain distributions as 28% rate gain distributions or 20% rate gain distributions, in accordance with its holding periods for the securities it sold that generated the distributed gains) as well as to sales and exchanges of Shares. With respect to capital losses recognized on dispositions of Shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gain distributions received thereon (see discussion in the preceding paragraph), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.

  The Fund is required to withhold 31% of all dividends, capital gain distributions and repurchase proceeds payable to any individual Shareholders and certain other non-corporate Shareholders who do not provide the Fund with a correct taxpayer identification number. The Fund is also required to withhold 31% of all dividends and capital gain distributions payable to such Shareholders who otherwise are subject to backup withholding.

  The foregoing is only a brief summary of some of the important federal income tax considerations generally affecting the Fund and its Shareholders. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisers regarding the specific federal income tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                     AUTOMATIC DIVIDEND REINVESTMENT PLAN

  Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), unless a Shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by ChaseMellon Shareholder Services, L.L.C. as agent for Shareholders in administering the Plan (the "Plan Agent"), in additional Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee) by ChaseMellon Shareholder Services, L.L.C. as dividend disbursing agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to ChaseMellon Shareholder Services, L.L.C., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

  Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as "dividends") payable either in Shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued Shares on behalf of the participants. The number of newly issued Shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per Share on the date the Shares are issued, provided that the maximum discount from the then current market price per Share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per Share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in Shares acquired on behalf of the participants in open-market purchases.

  In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the Shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a Share exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's Shares, resulting in the acquisition of fewer Shares than if the dividend had been paid in newly issued Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued Shares at the close of business on the last purchase date.

  The Plan Agent maintains all Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Shareholder proxy will include those Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Shares held pursuant to the Plan in accordance with the instructions of the participants.

  In the case of Shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholder's name and held for the account of beneficial owners who participate in the Plan.

  There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

  The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

  Shareholders participating in the Plan may receive benefits not available to Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund's Shares is above their net asset value, participants in the Plan will receive Shares of the Fund at less than they could otherwise purchase them and will have Shares with a cash value greater than the value of any cash distribution they would have received on their Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Shares with a net asset value greater than the value of any cash distribution they would have received on their Shares. However, there may be insufficient Shares available in the market to make distributions in Shares at prices below the net asset value. Also, since the Fund does not redeem its Shares, the price on resale may be more or less than the net asset value. See "Taxes" for a discussion of tax consequences of the Plan.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

  All correspondence concerning the Plan should be directed to the Plan Agent at 85 Challenger Road, Ridgefield Park, NJ 07660.

                                 UNDERWRITING

  The underwriters named below (the "Underwriters"), acting through PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated, North Tower, World Financial Center, New York, New York, Salomon Smith Barney, 388 Greenwich Street, New York, New York, Fahnestock & Co. Inc., 125 Broad Street, New York, New York, Interstate/Johnson Lane Corporation, 201 North Tryon Street, Charlotte, North Carolina as their representatives (the "Representatives") have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and Dreyfus (the "Underwriting Agreement"), to purchase from the Fund the number of Shares set forth opposite their respective names. The Underwriters are committed to purchase all of such Shares if any are purchased.

          UNDERWRITER                                           NUMBER OF SHARES
          -----------                                           ----------------
     PaineWebber Incorporated..................................
     Merrill Lynch, Pierce, Fenner & Smith Incorporated........
     Salomon Smith Barney......................................
     Fahnestock & Co. Inc. ....................................
     Interstate/Johnson Lane Corporation.......................
     Bear, Stearns & Co. Inc. .................................
     BT Alex. Brown Incorporated...............................
     CIBC Oppenheimer Corp. ...................................
     A.G. Edwards & Sons, Inc. ................................
     Prudential Securities Incorporated........................
     Advest, Inc. .............................................
     Robert W. Baird & Co. Incorporated........................
     Crowell, Weedon & Co. ....................................
     Dain Rauscher Wessels.....................................
     Everen Securities, Inc. ..................................
     First Albany Corporation..................................
     First of Michigan Corporation.............................
     Gruntal & Co., Incorporated...............................
     Janney Montgomery Scott Inc. .............................
     Josephthal & Co. Inc. ....................................
     Ladenburg Thalmann & Co. Inc. ............................
     McDonald & Company Securities, Inc. ......................
     Morgan Keegan & Company, Inc. ............................
     The Ohio Company..........................................
     Pacific Growth Equities Inc. .............................
     Parker/Hunter Incorporated................................
     Pennsylvania Merchant Group...............................
     Piper Jaffray Inc. .......................................
     Raymond James & Associates, Inc. .........................
     The Robinson-Humphrey Company, LLC........................
     Roney & Co. ..............................................
     Scott & Stringfellow, Inc. ...............................
     Stifel, Nicolaus & Company, Incorporated..................
     Sutro & Co. Incorporated..................................
     C.E. Unterberg, Towbin....................................
     Van Kasper & Company......................................
     Wheat, First Securities, Inc. ............................
     Allen & Company of Florida Inc. ..........................
     George K. Baum & Company..................................
     BlueStone Capital Partners, L.P. .........................

          UNDERWRITER                                           NUMBER OF SHARES
          -----------                                           ----------------
     Branch, Cabell & Company..................................
     Fechtor, Detwiler & Co., Inc. ............................
     J.W. Charles Securities, Inc. ............................
     John G. Kinnard & Company, Incorporated...................
     Miller, Johnson & Kuehn, Inc. ............................
     Moors & Cabot, Inc. ......................................
     Morgan Fuller Capital Group...............................
     David A. Noyes & Company..................................
     Paulson Investment Company, Incorporated..................
     Sentra Securities Corporation.............................
     Spelman & Company.........................................
     M.L. Stern & Co., Inc. ...................................
     Toronto Dominion Securities (USA) Inc. ...................
     Torrey Pines Securities, Inc. ............................
     U.S. Clearing Corporation.................................
                                                                      ----
       Total...................................................
                                                                      ====

  The Fund has granted to the Underwriters an option, exercisable for 60 days
from the date of this Prospectus to purchase up to an additional     Shares to
cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Shares proportionate to such Underwriter's initial commitment.

  As set forth in the notes to the table on the cover page of this Prospectus, Dreyfus or an affiliate (not the Fund) from its own assets has agreed to pay a commission to the Underwriters in the amount of $0.75 per Share (5% of the
public offering price per Share) or an aggregate amount of $    ($   assuming
full exercise of the over-allotment option) for all Shares covered by this Prospectus. Such payment will be the legal obligation of Dreyfus (or an affiliate) and made out of its own assets and will not in any way represent an obligation of the Fund or its Shareholders. The Representatives have advised
the Fund that the Underwriters may pay up to $    per Share from such payment
received from Dreyfus to certain dealers who sell the Shares. In addition, the Fund has agreed to pay the Underwriters in the amount of $250,000, in partial reimbursement of their expenses.

  Prior to this offering, there has been no public market for the Shares or any other securities of the Fund. The Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange under the symbol "DHF." In order to meet the requirements for listing the Shares on the New York Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Shares to a minimum of 2,000 beneficial holders. The minimum investment requirement is 100 Shares ($1,500).

  The Fund and Dreyfus have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

  The Fund has agreed not to offer or sell any additional shares of beneficial interest of the Fund, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Underwriters.

  The Underwriters may take certain actions to discourage short-term trading of Shares during a period of time following the initial offering date. Included in these actions is the withholding of the concession and other payments to dealers in connection with Shares which were sold by such dealers and which are repurchased for the account of the Underwriters during such period. In addition, physical delivery of certificates representing Shares is required to transfer ownership of Shares for a certain period.

  Under the terms of and subject to the conditions of the Underwriting Agreement, the Underwriters are committed to purchase and pay for all Shares offered hereby if any are purchased. The Underwriting Agreement provides that it may be terminated at or prior to the closing date for the purchase of the Shares if, in the judgment of the Representatives, payment for the delivery of the Shares is rendered impracticable or inadvisable because (1) trading in the equity securities of the Fund is suspended by the Securities and Exchange Commission, by an exchange that lists the Shares, or by the National Association of Securities Dealers Automated Quotation National Market System,
(2) additional material governmental restrictions, not in force on the date of the Underwriting Agreement, have been imposed upon trading in securities generally or trading in securities generally has been suspended on any U.S. securities exchange, or a general banking moratorium has been established by Federal or New York authorities, or (3) any outbreak or material escalation of hostilities or other calamity or crisis occurs, the effect of which is such as to make it impracticable to market any or all of the Shares. The Underwriting Agreement also may be terminated if any of the conditions specified in the Underwriting Agreement have not been fulfilled when and as required by such agreement.

  The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters. See "Management of the Fund." Dreyfus Investment Services Corporation, an affiliate of the Fund, may act as a dealer in connection with the offering of the Shares.

  PaineWebber Incorporated will provide shareholder services to the Fund pursuant to a Shareholder Servicing Agreement with the Fund. The Fund will pay a monthly fee on an annual basis equal to 0.10% of the average weekly Managed Assets of the Fund (as defined herein under "Management of the Fund-- Management and Administration Agreement") for such services. See "Shareholder Servicing Agent, Custodian and Transfer and Dividend Disbursing Agent."

                  SHAREHOLDER SERVICING AGENT, CUSTODIAN AND
                    TRANSFER AND DIVIDEND DISBURSING AGENT

  Pursuant to a Shareholder Servicing Agreement between PaineWebber Incorporated (the "Shareholder Servicing Agent") and the Fund, the Shareholder Servicing Agent will (i) undertake to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Fund, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Fund, and consult with representatives and Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares, (2) the respective market performance of the Fund and such other companies and (3) other relevant performance indicators; and (iv) at the request of the Fund, provide information to and consult with the Board of Trustees with respect to applicable strategies designed to address market value discounts, which may include share repurchase, tender offers, modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; provided, however, that under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, the Fund will pay the Shareholder Servicing Agent a fee equal on an annual basis to 0.10% of the Fund's average weekly Managed Assets (as defined above under "Management of the Fund--Management and Administration Agreement"), payable in arrears at the end of each calendar month. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to the Fund for any act or omission in the course of its performance under the Shareholder Servicing Agreement, in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Fund has agreed to indemnify the Shareholder Servicing Agent or contribute to losses arising out of certain liabilities under the Shareholder Servicing Agreement. The Shareholder Servicing Agreement will continue for an initial term of two years and thereafter for successive one-year periods unless terminated by either party upon 60 days written notice. In this regard, as part of its ongoing oversight responsibilities, the Board of Trustees will monitor the performance of the Shareholder Servicing Agent and the continuing appropriateness of the Shareholder Servicing Agreement.

  Mellon Bank, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, will act as the Fund's Custodian. Dreyfus is a wholly-owned subsidiary of Mellon Bank. The Custodian may employ sub-custodians outside the U.S. approved by the Board of Trustees in accordance with regulations under the Investment Company Act. ChaseMellon Shareholder Services, LLC will also act as the Fund's Transfer and Dividend Disbursing Agent.

                             DESCRIPTION OF SHARES

  The Fund is a newly organized unincorporated business trust under the laws of the Commonwealth of Massachusetts created pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated March 16, 1998. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each Share has one vote and, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Fund Shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable. The Fund will send annual and semi-annual financial statements to all its Shareholders.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Massachusetts business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  The Fund has no present intention of offering additional Shares, except as described herein and under the Automatic Dividend Reinvestment Plan, as it may be amended from time to time. See "Automatic Dividend Reinvestment Plan." Other offerings of its Shares, if made, will require approval of the Fund's Board of Trustees. Any additional offering will not be sold at a price per Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Shareholders or with the consent of a majority of the Fund's outstanding Shares.

  The Fund intends to apply to list its Shares on the New York Stock Exchange under the symbol "DHF." In accordance with the rules of the New York Stock Exchange, the Fund will hold Annual Meetings of Shareholders.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

  The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the Shares.

  In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding Shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of Shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of Shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Automatic Dividend Reinvestment Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 80% voting requirements described above (and the requirements relating to conversion to an open-end fund described below), which voting requirements are greater than the minimum requirements under Massachusetts law or the Investment Company Act, are in the best interest of Shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

CONVERSION TO OPEN-END FUND

  The Fund may be converted to an open-end investment company at any time by an amendment to the Declaration of Trust. The Declaration of Trust provides that such an amendment would require the approval of two-thirds of the Fund's outstanding shares (including any preferred shares) entitled to vote on the matter, voting as a single class (or a majority of such shares if the amendment previously was approved, adopted or authorized by at least two-thirds of the total number of Trustees) and, assuming the Fund has issued preferred shares, by the affirmative vote of a majority of the outstanding preferred shares, voting as a separate class. Such a vote also would satisfy a separate requirement in the Investment Company Act that the change be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund could not occur until at least 90 days after the Shareholders' meeting at which such conversion was approved and could take significantly longer and would also require at least 30 days' prior notice to all Shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares and any indebtedness not constituting bank loans, which could eliminate or alter the leveraged capital structure of the Fund with respect to the Shares. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular, the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities, or other illiquid assets, or securities which are restricted as to resale (excluding, for purposes of this limitation, Rule 144A and other securities deemed liquid by Dreyfus pursuant to guidelines established by the Board of Trustees). Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objectives. In the event of conversion, the Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If a payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.

REPURCHASE OF SHARES

  Shares of closed-end management investment companies often trade at a discount to their net asset values, and the Fund's Shares may likewise trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's Shares will be determined by such factors as relative demand for and supply of such Shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. See "Determination of Net Asset Value." Although the Fund's Shareholders will not have the right to redeem their Shares, the Fund may take action to repurchase Shares in the open market or make tender offers for its Shares at their net asset value. This may have the effect of reducing any market discount from net asset value.

  There is no assurance that if action is undertaken to repurchase or tender for Shares, such action will result in the Shares' trading at a price which approximates their net asset value. Although Share repurchases and tenders could have a favorable effect on the market price of the Fund's Shares, it should be recognized that the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. Any Share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act.

                               OTHER INFORMATION

  Prior to the registration statement becoming effective, the Underwriters or other appropriate party may distribute advertising or other solicitation material which discusses (i) economic and market conditions and trends generally; (ii) historical and current conditions and trends in the lower grade securities market, and risk and reward potential in such market; (iii) comparative information, including statistical analysis and performance-related information, related to lower grade securities generally and investing in lower grade securities; (iv) the special considerations and potential benefits of investing in closed-end management investment companies; (v) information about Dreyfus and the Fund's portfolio managers, biographical information about the Fund's portfolio manager, including honors or awards received, and information and commentary on investment strategy or other matters of general interest to investors; and (vi) that Dreyfus sponsored the first short-term lower grade securities fund in the mutual fund industry.

                                LEGAL OPINIONS

  Certain legal matters in connection with the Shares offered hereby will be passed upon for the Fund by Kirkpatrick & Lockhart LLP and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, and its affiliated entities.

                                    EXPERTS

  The statement of assets and liabilities of the Fund included in this Prospectus has been so included in reliance upon the report of KPMG Peat Marwick LLP, independent auditors, and on their authority as experts in auditing and accounting.

                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholder of Dreyfus High Yield Strategies Fund

  We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Strategies Fund (the "Fund") as of April 15, 1998. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of April 15, 1998, in conformity with generally accepted accounting principles.

April 22, 1998

                      DREYFUS HIGH YIELD STRATEGIES FUND

               STATEMENT OF ASSETS AND LIABILITIES CAPITAL

                              APRIL 15, 1998

ASSETS
 Cash................................................................. $100,005
 Deferred organization expenses (Note 1)..............................   61,000
                                                                       --------
   Total Assets.......................................................  161,005
LIABILITIES
 Accrued expenses (Note 1)............................................   61,000
                                                                       --------
NET ASSETS............................................................ $100,005
                                                                       ========
CAPITAL
 Common Stock, par value $.001 per share; unlimited shares authorized;
  6,667 shares issued and outstanding (Note 1)........................ $      7
 Paid in Capital in excess of par.....................................   99,998
                                                                       --------
   Total Capital--Equivalent of $15.00 net asset value per share of common stock (Note 1)............................................. $100,005
                                                                       ========

           NOTES TO STATEMENT OF ASSETS AND LIABILITIES CAPITAL

NOTE 1. ORGANIZATION

  The Fund was incorporated under the laws of the Commonwealth of Massachusetts on March 16, 1998 as a closed-end, non-diversified management investment company and has had no operations other than the sale to MBC Investments Corporation of an aggregate of 6,667 shares for $100,005 on April 15, 1998.

  Deferred organization are normally be amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

  On April 3, 1998, Statement of Position 98-5 was issued. This Statement of Position required that unamortized organization costs on the Fund's statement of assets and liabilities be written off. This Statement of Position is effective for fiscal years beginning after December 15, 1998, therefore, the Fund is required to write off the deferred organization expenses on April 1, 1999.

NOTE 2. MANAGEMENT AND ADMINISTRATION ARRANGEMENTS

  The Fund has engaged the Investment Manager to provide investment management and administration services to the Fund. The Investment Manager will receive a monthly fee for advisory and administration services at an annual rate equal to .90% of 1% of the Fund's average weekly value of the Managed Assets.

NOTE 3. FEDERAL INCOME TAXES

  The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to shareholders.

                                  APPENDIX A

                          RATINGS OF CORPORATE BONDS

DESCRIPTION OF CORPORATE BOND RATINGS OF STANDARD & POOR'S RATINGS GROUP:

  Aaa--Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  Aa--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

  A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

  Bbb--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  Bb--Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

  B--Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

  Ccc--Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

  Cc--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

  C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

  D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

  S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

DESCRIPTION OF BOND RATINGS OF MOODY'S INVESTORS SERVICE, INC.

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca--Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE UNDERWRITERS. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, IN ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF OR THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE REGISTERED SE-CURITIES TO WHICH IT RELATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.

                                ---------------

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Prospectus Summary.......................................................   1
Fee Table................................................................  10
The Fund.................................................................  11
Use of Proceeds..........................................................  11
Investment Objectives and Policies.......................................  12
Other Investment Practices...............................................  22
Risk Factors and Special Considerations..................................  31
Investment Restrictions..................................................  34
Management of the Fund...................................................  35
Trustees and Officers of the Fund........................................  37
Portfolio Transactions...................................................  40
Determination of Net Asset Value.........................................  41
Dividends and Other Distributions........................................  42
Taxes....................................................................  42
Automatic Dividend Reinvestment Plan.....................................  45
Underwriting.............................................................  47
Shareholder Servicing Agent, Custodian and Transfer and Dividend
 Disbursing Agent........................................................  49
Description of Shares....................................................  50
Other Information........................................................  52
Legal Opinions...........................................................  52
Experts..................................................................  52
Independent Auditors' Report.............................................  53
Statement of Assets and Liabilities......................................  54
Appendix A: Ratings of Corporate Bonds................................... A-1

                                ---------------

 UNTIL MAY 18, 1998 ALL DEALERS EFFECTING TRANSACTIONS IN THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PRO-SPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPEC-TUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       SHARES

                               DREYFUS HIGH YIELD
                                STRATEGIES FUND

                                ---------------

                                   PROSPECTUS

                                ---------------

                            PAINEWEBBER INCORPORATED

                              MERRILL LYNCH & CO.

                              SALOMON SMITH BARNEY

                             FAHNESTOCK & CO. INC.

                            INTERSTATE/JOHNSON LANE
                                  CORPORATION

                                ---------------

                              APRIL 23, 1998

                                                                       HYS/PO498

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART C
                                OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(1)   Financial Statements:

      The Selected Financial Information, Statement of Operations, Statement of Changes in Net Assets, and Schedules II through VII, inclusive, are omitted because the required information is included in the financial statement included in Part A or Part B, or because the conditions requiring their filing do not exist.

(2)   Exhibits

      (a)   Declaration of Trust [previously filed]
      (b)   Bylaws [previously filed]
      (c)   Inapplicable
      (d)   (1)   Form  of  Certificate   Representing  Shares  of  Beneficial
                  Interest
            (2)   Portions of Declaration  of Trust Relating to  Shareholders'
                  Rights [previously filed]
            (3)   Portions   of  Bylaws   Relating   to   Shareholders'   Rights
                  [previously filed]
      (e)  Form of  Terms  and  Conditions  of  Dividend  Reinvestment  Plan (f)
      Inapplicable  (g)  Form  of  Investment   Management  and   Administration
      Agreement (h) (1) Form of Master Agreement Among Underwriters
            (2)   Form of Underwriting Agreement
            (3)   Form of Master Selected Dealers Agreement
      (i)   Inapplicable
      (j)   Form of Custodian Contract
      (k)   (1)   Form of Shareholder Servicing Agreement
            (2)   Inapplicable
      (l)   Opinion and Consent of Counsel
      (m)   Inapplicable
      (n)   Consent of Independent Auditors
      (o)   Inapplicable
      (p)   Initial Capital Agreement
      (q)   Inapplicable

ITEM 25.    MARKETING ARRANGEMENTS

      Reference is made to the Form of Underwriting Agreement for Registrant's shares of beneficial interest to be filed by amendment to this Registration Statement.

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

             Securities and Exchange Commission Fees...........  $  254,438
             NASD Fees and Expenses............................  $   39,500
             New York Stock Exchange Listing Fee...............  $  270,000
             Printing..........................................  $   90,000
             Accounting Fees and Expenses......................  $   15,000
             Legal Fees........................................  $   95,000
             Blue Sky Fees and Expenses........................  $    2,000
             Reimbursement of Underwriters' Expenses...........  $  250,000
             Miscellaneous.....................................  $   22,962
                                                                 ==========
                 Total                                           $1,039,000
                                                                 ==========
      ......

ITEM 27.....PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      ......None

ITEM 28.....NUMBER OF RECORD HOLDERS OF SECURITIES

      ......None

ITEM 29.....INDEMNIFICATION

Article V of the Registrant's Declaration of Trust provides as follows:

            Section 5.1. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Fund Property or the acts, obligations or affairs of the Fund. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription to any Shares or otherwise. Shareholder liability for the acts and obligations of the Fund is hereby expressly disclaimed. Every note, bond, contract, or other undertaking issued by or on behalf of the Fund or the Trustees relating to the Fund shall include a notice and provision limiting the obligation represented thereby to the Fund and its assets (but the omission of such notice and provision shall not operate to impose any liability or obligation on any Shareholder). No Trustee, officer, employee or agent of the Fund shall be subject to any personal liability whatsoever to any Person, in connection with the Fund Property or the affairs of the Fund, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and all such Persons shall look solely to the Fund Property for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Shareholder, Trustee, officer, employee or agent, as such, of the Fund is made a party to any suit or proceeding to enforce any such liability, he or she shall not, on account thereof, be held to any personal liability. The Fund shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his or her being or having been a Shareholder, other than by reason of his or her own wrongful act or omission, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Fund to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

            Section 5.2. No Trustee, officer, employee or agent of the Fund shall be liable to the Fund, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

            Section 5.3. (a) The Trustee shall provide for indemnification by the Fund of any person who is, or has been, a Trustee, officer, employee or agent of the Fund against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof, in such manner as the Trustees may provide from time to time in the by-laws. (b) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     Insofar as indemnification for liability arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions, or otherwise, the

Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for a trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Fund by such trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30.....BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The directors and officers of the Registrant's investment adviser have been engaged for the past two fiscal years in no business, vocation or employment of a substantial nature other than as directors or officers of the investment adviser or certain of it's corporate affiliates. The address of the investment adviser is 200 Park Avenue, New York, New York 10166.

ITEM 31.....LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents of the Fund required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder will be maintained at the office of the fund's custodian at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, and the Fund's dividend disbursing agent and registrar at P.O. Box 9671, Providence, Rhode Island, 09240-9671, except that the Fund's corporate records (its articles of incorporation, by-laws, and minutes of the meetings of its Board of Directors and shareholders) will be maintained at the offices of the Fund's investment advisor at 200 Park Avenue, New York, New York 10166.

ITEM 32.....MANAGEMENT SERVICES

None

ITEM 33.....UNDERTAKINGS

(1) The Registrant undertakes to suspend offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration
      Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)   Inapplicable

(3)   Inapplicable

(4)   Inapplicable

(5) the undersigned registrant hereby undertakes that:

      (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 42(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective.

      (b) For the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)   Inapplicable

                                     NOTICE

      A copy of the Declaration of Trust of Dreyfus High Yield Strategies Fund is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES




      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on behalf of the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 21st day of April, 1998.



                                    DREYFUS HIGH YIELD STRATEGIES FUND



                                    By:   /s/ Marie E. Connolly
                                          --------------------------------------
                                          Marie E. Connolly
                                          President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 21st day of April, 1998.


SIGNATURE                               TITLE
---------                               -----


/s/ Marie E. Connolly                   Principal Executive Officer,
-----------------------------------     President and Treasurer
Marie E. Connolly

/s/ Joseph F. Tower, III                Principal financial Officer,
-----------------------------------     Vice President and Assistant Treasurer
Joseph F. Tower, III

/s/ Francis P. Brennan*                 Trustee,
-----------------------------------     Chairman of the Board of Trustees
Francis P. Brennan

                                        Trustee
-----------------------------------
Ruth Marie Adams

/s/ Joseph S. DiMartino*                Trustee
-----------------------------------
Joseph S. DiMartino

/s/ James M. Fitzgibbons*               Trustee
-----------------------------------
James M. Fitzgibbons

/s/ J. Tomlinson Fort*                  Trustee
-----------------------------------
J. Tomlinson Fort

/s/ Arthur L. Goeschel*                 Trustee
-----------------------------------
Arthur L. Goeschel

/s/ Kenneth A. Himmel*                  Trustee
-----------------------------------
Kenneth A. Himmel

/s/ Arch S. Jeffrey*                    Trustee
-----------------------------------
Arch S. Jeffrey

/s/ Stephen J. Lockwood*                Trustee
-----------------------------------
Stephen J. Lockwood

/s/ John J. Sciullo*                    Trustee
-----------------------------------
John J. Sciullo

                                       Trustee
-----------------------------------
Roslyn M. Watson

/s/ Benaree Pratt Wiley*                Trustee
-----------------------------------
Benaree Pratt Wiley


/s/ Marie E. Connolly
-----------------------------------------
*  By Marie E. Connolly, Attorney-in-Fact